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EXHIBIT 21

As of December 31, 2009

        A table of subsidiaries of Liberty Media Corporation is set forth below, indicating as to each the state or jurisdiction of organization and the names under which such subsidiaries do business. Subsidiaries not included in the table are inactive or, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.

Name	State/Country of Formation
1227844 Ontario Ltd.	CANADA (Ontario)
Affiliate Investment, Inc.	DE
Affiliate Relations Holdings, Inc.	DE
Affiliate Sales & Marketing, Inc.	DE
AI 2, Inc.	DE
AMI 2, Inc.	DE
Anchor Bay Entertainment Australia PTY LTD.	AUSTRALIA
Anchor Bay Entertainment Canada Co. (unlimited liability company)	NOVA SCOTIA
Anchor Bay Entertainment UK Limited	UK
Anchor Bay Entertainment, LLC	DE
Anchor Bay International Limited	UK
Aries Pictures LLC	CO
Atlanta Braves, Inc.	GA
Atlanta National League Baseball Club, Inc. (dba Gwinnett Braves; Rome Braves; Mississippi Braves; Richmond Braves; Danville Braves)	GA
Backcountry De Costa Rica Sociedad De Responsabilidad Limitada	COSTA RICA
Backcountry.com, Inc.	UT
Barefoot Acquisition, LLC	DE
BET Movies/STARZ!3, LLC	DE
Big Horn Alternative Energy, LLC	DE
Bodybuilding.com, LLC	DE
Braves Productions, Inc.	GA
BRBA Holdings, Inc.	DE
BuySeasons, Inc.	DE
CDirect Mexico I, Inc.	DE
CDirect Mexico II, Inc.	DE
Chalk Line Productions, LLC	DE
Commerce Technologies, Inc. [dba Commerce Hub]	NY
Communication Capital, LLC	DE
Composer Films, LLC	DE
Conductor Films, LLC	DE
Cool Kicks Media, LLC	DE
Diamonique Canada Holdings, Inc.	DE
Diamonique Corporation	NJ
Digital Entertainment Limited	UK
DKP Effects, Inc.	CA
DMS DE, Inc.	DE
Dry Creek Productions LLC	CO
ER Development International, Inc. (dba QVC International Development)	PA
ER Marks, Inc.	DE
EZShop International, Inc.	DE
Fanball UK Limited	UK
Film Roman, LLC	DE

Name	State/Country of Formation
GSI Commerce, Inc.	DE
Higher Power Nutrition Common Holdings, LLC	DE
IC Marks, Inc.	DE
IM Experience, Inc.	PA
Influence Marketing Corp (dba QVC @ theMall) [Unlimited Liability Corp.]	NOVA SCOTIA
Influence Marketing Services, Inc.	CANADA (Ontario)
Informedia, LLC	DE
Innovative Retailing, Inc.	DE
iQVC GmbH	GERMANY
JJCK, LLC (dba EmFinders)	DE
KnowledgeWhere Holdings, Inc.	DE
KSI, Inc.	DE
LBTW I, LLC	DE
LCAP Investments, LLC	DE
LDIG 2, LLC	DE
LDIG Cars, Inc.	DE
LDIG Financing LLC	DE
Leisure Arts, Inc.	DE
Leisure Web LLC	DE
Liberty AEG, LLC	DE
Liberty Aero, LLC	DE
Liberty AGI, LLC	DE
Liberty Alternative Energy, LLC	DE
Liberty Animal Planet, LLC	CO
Liberty ANLBC, Inc.	DE
Liberty Asset Management, LLC	DE
Liberty Associated Holdings LLC	DE
Liberty Associated, Inc.	DE
Liberty ATCL, Inc.	CO
Liberty BC Capital, LLC	DE
Liberty Cayman Preferred Company	CAYMAN
Liberty CDE Investments, Inc.	DE
Liberty Centennial Holdings, Inc.	DE
Liberty Challenger, LLC	DE
Liberty Citation, Inc.	DE
Liberty CM, Inc.	DE
Liberty CNBC, Inc.	CO
Liberty Crown, Inc.	DE
Liberty Denver Arena LLC	DE
Liberty Fun Assets, LLC	DE
Liberty GI II, Inc.	DE
Liberty GI, Inc.	DE
Liberty GIC. Inc.	CO
Liberty IATV Holdings, Inc.	DE
Liberty IATV, Inc.	DE
Liberty IB2, LLC	DE
Liberty Java, Inc.	CO
Liberty KV, LLC	DE
Liberty LSAT II, LLC	DE
Liberty LSAT, LLC	DE
Liberty MCNS Holdings, Inc.	CO
Liberty Media LLC	DE

Name	State/Country of Formation
Liberty MLP, Inc.	CO
Liberty NC, LLC	DE
Liberty NEA, Inc.	DE
Liberty PL2, Inc.	DE
Liberty PL3, LLC	DE
Liberty Programming Company LLC	DE
Liberty Property Holdings, Inc.	DE
Liberty Protein, Inc.	DE
Liberty QVC Holding, LLC	DE
Liberty Radio, LLC	DE
Liberty Satellite & Technology, Inc.	DE
Liberty Satellite Radio Holdings, LLC	DE
Liberty Satellite Radio, Inc.	DE
Liberty Satellite, LLC	DE
Liberty Sling, Inc.	DE
Liberty Sports Interactive, Inc.	DE
Liberty Tower, Inc.	DE
Liberty TP Management Holdings, LLC	DE
Liberty TS, Inc.	DE
Liberty TSAT, LLC	DE
Liberty TWSTY II, Inc.	CO
Liberty TWSTY III, Inc.	CO
Liberty USA Holdings, LLC	DE
Liberty Virtual Pets, LLC	DE
Liberty WDIG, Inc.	DE
Liberty Wireless 1, Inc.	DE
Liberty Wireless 10, Inc.	DE
Liberty Wireless 11, Inc.	DE
Liberty Wireless 2, Inc.	DE
Liberty Wireless 3, Inc.	DE
Liberty Wireless 4, Inc.	DE
Liberty Wireless 5, Inc.	DE
Liberty Wireless 7, Inc.	DE
Liberty Wireless 8, Inc.	DE
Liberty Wireless 9, Inc.	DE
Liberty XMSR, Inc.	DE
LMC BET, LLC	CO
LMC Capital LLC	DE
LMC Denver Arena, Inc.	DE
LMC IATV Events, LLC	DE
LMC Lockerz, LLC	DE
LMC Right Start, Inc.	DE
LMC TP Management, Inc.	DE
LMC Wireless 1, LLC	DE
LMC Wireless 2, LLC	DE
LMC Wireless 3, LLC	DE
LMC Wireless 4, LLC	DE
LMC Wireless 5, LLC	DE
LMC Wireless 6, LLC	DE
LMC Wireless Holdings, LLC	DE
LMC Wireless IV, LLC	DE
LMC/LSAT Holdings, LLC	DE

Name	State/Country of Formation
Lockerz, LLC	DE
LSAT Astro LLC	DE
LTP Wireless 1, LLC	DE
LTWX I, LLC	DE
LTWX V, Inc.	CO
MacNeil/Lehrer Productions [gp]	NY
Manga Entertainment Limited	UK
Manga Entertainment, LLC	DE
Mid-East Finder Sales, LLC	DE
Namor Productions, LLC	DE
NSTBC, Inc.	DE
Overture Films, LLC	DE
Overture P.R., LLC	PUERTO RICO
Party Down, LLC	DE
PA-Thai [inactive]	THAILAND
Provide Berries, Inc.	DE
Provide Cards, Inc.	CA
Provide Commerce, Inc. (dba Shari's Berries)	DE
Provide Gifts, Inc. (dba RedEnvelope)	DE
Q The Music, Inc.	DE
QC Marks, Inc.	DE
QDirect Ventures, Inc.	DE
QExhibits, Inc.	DE
QHealth, Inc.	DE
QK Holdings, Inc.	DE
QLocal, Inc.	DE
QS Holdings, Inc.	DE
QVC [English Unlimited Liability Company]	GREAT BRITAIN
QVC Britain [English Unlimited Liability Company]	ENGLAND
QVC Britain I Limited [English limited liability company]	ENGLAND
QVC Britain I, Inc.	DE
QVC Britain II, Inc.	DE
QVC Britain III, Inc.	DE
QVC Call Center GmbH & Co. KG	GERMANY
QVC Call Center Vërwaltungs-GmbH	GERMANY
QVC Cayman Holdings LLC	DE
QVC Cayman, Ltd.	CAYMAN
QVC Chesapeake, Inc.	VA
QVC China Domain Limited	HONG KONG
QVC China, Inc.	DE
QVC Delaware, Inc.	DE
QVC Deutschland GP, Inc.	DE
QVC Deutschland Inc. & Co. KG (a partnership)	GERMANY
QVC eDistribution Inc. & Co. KG	GERMANY
QVC eProperty Management GmbH & Co. KG	GERMANY
QVC eService Inc. & Co. KG	GERMANY
QVC Germany I LLC	DE
QVC Germany II LLC	DE
QVC Global DDGS, Inc.	DE
QVC Grundstücksverwaltungs GmbH	GERMANY
QVC GV Real Estate GmbH & Co. KG	GERMANY
QVC Handel GmbH	GERMANY

Name	State/Country of Formation
QVC India, Ltd.	DE
QVC International LLC	DE
QVC International Management GP LLC	DE
QVC International Management LLC & Co KG (a partnership)	GERMANY
QVC Italia S.r.l. [Italian limited liability company]	ITALY
QVC Italy Holdings, LLC	DE
QVC Japan Holdings, Inc.	DE
QVC Japan Services, Inc.	DE
QVC Japan, Inc.	JAPAN
QVC Mexico II, Inc.	DE
QVC Mexico III, Inc.	DE
QVC Mexico, Inc.	DE
QVC of Thailand, Inc.	DE
QVC Pension Trustee Limited	UK
QVC Productworks, Inc.	DE
QVC Properties, Ltd.	BRITAIN
QVC Publishing, Inc.	DE
QVC Realty, Inc.	PA
QVC Rocky Mount, Inc.	NC
QVC RS Naples, Inc.	FL
QVC San Antonio, LLC	TX
QVC Satellite, Ltd	JAPAN
QVC St. Lucie, Inc.	FL
QVC Studio GmbH	GERMANY
QVC Suffolk, Inc.	MN
QVC TX, LLC	DE
QVC UK Holdings Limited	ENGLAND/WALES
QVC, Inc.	DE
QVC-QRT, Inc.	DE
RS Marks, Inc.	DE
RS Myrtle Beach, Inc.	SC
Satellite MGT, LLC	DE
Savor North Carolina, Inc.	NC
SEG Investments, Inc.	DE
SFD Productions, LLC	DE
Sheepish, LLC	DE
Sparty Films LA, LLC	DE
Sparty Investments, LLC	DE
Starz Animation Slate, LLC	DE
Starz Australia Holdings Pty Ltd.	AUSTRALIA
Starz Canada Holdings I B.V.	NETHERLANDS
Starz Canada Holdings I Co. (unlimited liability company)	NOVA SCOTIA
Starz Canada Holdings II B.V.	NETHERLANDS
Starz Entertainment, LLC	CO
Starz Foreign Holdings B.V.	NETHERLANDS
Starz Foreign Holdings, LLC	DE
Starz Independent, LLC	DE
Starz Media Canada Co. (unlimited liability company)	NOVA SCOTIA
Starz Media Film Productions Puerto Rico, LLC	PUERTO RICO
Starz Media Group, Inc.	DE
Starz Media Holdings, LLC	DE
Starz Media, LLC	DE

Name	State/Country of Formation
Starz UK Holdings Limited	UK
Starz, LLC	DE
TATV, Inc.	DE
TBH Marks, Inc.	DE
The Stadium Club, Inc.	GA
TOBH, Inc.	DE
TP Caribbean, LLC	DE
TP Israel, LLC	DE
TP Middle East, LLC	DE
TP UK, LLC	DE
TPES, LLC	DE
TPRT, LLC	DE
TPUP LLC	DE
TruePosition China, LLC	DE
TruePosition, Inc.	DE
TSAT Holding 1, Inc.	DE
TSAT Holding 2, Inc.	DE
UNT, LLC	DE
Useful Networks Europe AB	SWEDEN
Useful Networks, Inc.	DE
WFRV and WJMN Television Station, Inc.	WI
Yankee Irving, LLC	DE
Zoombak, LLC	DE
Zoombak, Ltd.	UK

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  EXHIBIT 21